                                                                    Exhibit 99.1

                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green
Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 1996 to October 31, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of November, 1996.

                             GREEN TREE FINANCIAL CORP.



                             BY: /s/ Phyllis A. Knight
                                 -----------------------------
                                 Phyllis A. Knight
                                 Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                 October, 1996

                              CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                              TRUST ACCOUNT #13223001
                              REMITTANCE DATE: 11/15/96
                                                   Total $     Per $1,000
                                                    Amount       Original
                                                   -------     ----------
Class A Certificates
--------------------
(1a) Amount available (including Monthly
     Servicing Fee)                          $5,649,028.26

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                        0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                     5,649,028.26

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate (6.10%)        6.10%
          b. Class A-1 Interest                 643,869.80     4.47131806
          c. Class A-2 Remittance Rate (6.45%)        6.45%
          d. Class A-2 Interest                 314,437.50     5.37500000
          e. Class A-3 Remittance Rate (6.90%)        6.90%
          f. Class A-3 Interest                 181,700.00     5.75000000
          g. Class A-4 Remittance Rate (7.20%)        7.20%
          h. Class A-4 Interest                 421,440.00     6.00000000
          i. Class A-5 Remittance Rate (7.65%,
             unless Weighted Average Contract
             Rate is below 7.65%)                     7.65%
          j. Class A-5 Interest                 521,857.50     6.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00

     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                 .00            .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October 1996
                                    Page 2

                                  CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                  TRUST ACCOUNT #13223001
                                  REMITTANCE DATE: 11/15/96
B.  Principal
    (5)  Formula Principal Distribution
          Amount                           2,111,647.68            N/A
         a. Scheduled Principal              760,048.12            N/A
         b. Principal Prepayments          1,146,508.64            N/A
         c. Liquidated Contracts             205,090.92            N/A
         d. Repurchases                             .00            N/A

    (6)  Pool Scheduled Principal
          Balance                        445,819,595.86   958.19888266

    (6a) Pool Factor                          .95819888

    (7)  Unpaid Class A Principal Shortfall
         (if any) following prior Remittance
         date                                       .00

    (8)  Class A Percentage for such Remittance
          Date                                    91.69%

    (9)  Class A Percentage for the following
          Remittance Date                         91.65%

    (10) Class A Principal Distribution:
         a. Class A-1                      2,111,647.68    14.66422000
         b. Class A-2                               .00            .00
         c. Class A-3                               .00            .00
         d. Class A-4                               .00            .00
         e. Class A-5                               .00            .00

    (11) Class A-1 Principal Balance     124,551,263.86  864.939833236
    (11a)     Class A-1 Pool Factor           .86493933

    (12) Class A-2 Principal Balance      58,500,000.00   1000.0000000
    (12a)     Class A-2 Pool Factor          1.00000000

    (13) Class A-3 Principal Balance      31,600,000.00   1000.0000000
    (13a)     Class A-3 Pool Factor          1.00000000

    (14) Class A-4 Principal Balance      70,240,000.00   1000.0000000

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 3

                                   CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 11/15/96

      (14a) Class A-4 Pool Factor                     1.00000000
      (15)  Class A-5 Principal Balance            81,860,000.00   1000.0000000
      (15a) Class A-5 Pool Factor                     1.00000000

      (16)  Unpaid Class A Principal Shortfall
            if any)following current Remittance Date                        .00

C.    Aggregate Scheduled Balances and Number of Delinquent
      Contracts as of Determination Date

      (17) 31-59 days                               3,873,230.01            124


      (18) 60 days or more                          4,266,406.60            140


      (19) Current Month Repossessions                885,269.62             30


      (20) Repossession Inventory                   2,990,388.09             98

      Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

      (21) Average Sixty-Day Delinquency Ratio Test

           (a) Sixty-Day Delinquency Ratio for current
               Remittance Date                                     .96%

           (b) Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                        .79%

      (22) Average Thirty-Day Delinquency Ratio Test

           (a) Thirty-Day Delinquency Ratio for current
               Remittance Date                                     .87%

           (b) Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                        .84%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 4

                                   CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 11/15/96

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from March 1, 2000 to
         February 28, 2001, 6.5% from March 1, 2001 to
         February 28, 2002, 8.5% from March 1, 2002 to
         February 28, 2003 and 9.5% thereafter)                       .05%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date
                                                                71,361.94
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                        .19%

(25) Class M-1 Principal Balance Test

     (a) The sum of Class M-1 Principal Balance and Class B
         Principal Balance (before distributions on current
         Remittance Date) divided by Pool Scheduled Principal
         Balance as of preceding Remittance Date (may not
         exceed 25.5%)                                              17.65%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $9,305,367.00                                   .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                             8.31%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 5

                                   CUSIP#'S  393505-LX8
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 11/15/96

                                                  Total $     Per $1,000
                                                   Amount       Original
                                                  -------     ----------
CLASS M1 CERTIFICATES
---------------------
(27)  Amount available (including Monthly
      Servicing Fee)                         1,454,075.78

A.    Interest
(28)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.60%,
           unless Weighted Average Contract
           Rate is below 7.60%)                      7.60%
      b.  Class M-1 Interest                   265,050.00     6.33333333

(29)  Amount applied to Class M-1 Interest
       Deficiency Amount                              .00              0

(30)  Remaining unpaid Class M-1 Interest
       Deficiency Amount                              .00              0

(31)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall         .00              0

(32)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall         .00              0

B.    Principal
(33)  Formula Principal Distribution Amount
      a.  Scheduled Principal                         .00            N/A
      b.  Principal Prepayments                       .00            N/A
      c.  Liquidated Contracts                        .00            N/A
      d.  Repurchases                                 .00            N/A

(34)  Class M-1 Principal Balance           41,850,000.00  1000.00000000
(34a) Class M-1 Pool Factor                    1.00000000

(35)  Class M-1 Percentage for such Remittance
      Date                                            .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 6

                                             CUSIP#'S  393505-LY6,LZ3
                                             TRUST ACCOUNT #13223001
                                             REMITTANCE DATE: 11/15/96

(36) Class M-1 Percentage for the following
     Remittance Date                                .00%

(37) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                        .00    0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                       .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                            .00

                                                 Total $    Per $1,000
                                                  Amount      Original
                                                 -------    ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including
     Monthly Servicing Fee)                 1,189,025.78

(2)  Class B-1 Remittance Rate (7.55%
     unless Weighted Average Contract
     Rate is below 7.55%)                          7.55%

(3)  Aggregate Class B1 Interest              117,025.00    6.29166667

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                           .00           .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                              .00           .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                               .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                          PASS-THROUGH CERTIFICATES,
                                 SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 7


                                                CUSIP#'S  393505-LY6, LZ3
                                                TRUST ACCOUNT #13223001
                                                REMITTANCE DATE: 11/15/96

                                                        Total $     Per $1,000
                                                        Amount        Original
                                                      ----------   ------------

(7)   Remaining Unpaid Class B-1 Interest
      Deficiency Amount                                    .00

(8)   Unpaid Class B1 Principal Shortfall
      (if any) following prior Remittance
      Date                                                 .00

(8a)  Class B Percentage for such
      Remittance Date                                      .00

(8b)  Class B Percentage for the following
      Remittance Date                                      .00

(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)               .00

(10a) Class B1 Principal Shortfall                         .00

(10b) Unpaid Class B1 Principal Shortfall                  .00

(11)  Class B Principal Balance                  37,218,332.00

(12)  Class B1 Principal Balance                 18,600,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                  1,072,000.78

(14)  Class B-2 Remittance Rate (7.90%
      unless Weighted Average Contract
      Rate is less than 7.90%)                            7.90%

(15)  Aggregate Class B2 Interest                   122,570.69   6.58333357

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 8


                                                CUSIP#'S 393505-LY6, LZ3
                                                TRUST ACCOUNT #13223001
                                                REMITTANCE DATE: 11/15/96

                                                Total $             Per $1,000
                                                 Amount               Original
                                                -------             ----------
(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                         .00                     .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                            .00                     .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                          .00

(19) Class B2 Principal Liquidation Loss Amount    .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                          .00

(21) Guarantee Payment                             .00

(22) Class B2 Principal Balance          18,618,332.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                       186,638.02

(24) 3% Guarantee Fee                       762,792.07

(25) Class C Residual Payment                      .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 October, 1996
                                    Page 9

                                                CUSIP#'S   393505-LY6, LZ3
                                                TRUST ACCOUNT #13223001
                                                REMITTANCE DATE: 11/15/96


(26) Class M-1 Interest Deficiency on such
     Remittance Date                             .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                             .00

(28) Repossessed Contracts                885,269.62

(29) Repossessed Contracts Remaining
     in Inventory                       2,990,388.09

(30) Weighted Average Contract Rate          9.83294

                                     GTFC
                                    1996-2
                                 October 1996
                              Defaulted Contracts


                                                       Estimated
                                                        Loss At
Account#    Principal      Interest      Amount        Sale Date
--------    ----------     --------    ----------     -----------
22324680    21,544.84      129.80      21,674.64         5,756.49
25328902    18,779.61      113.14      18,892.75         9,476.54
35315917    20,551.08      123.82      20,674.90        10,342.09
37317938    23,731.25      142.98      23,874.23         3,736.08
37317957    44,362.88      267.28      44,630.16        10,186.14
77326510    20,110.98      121.16      20,232.14         9,859.60
78301918    22,224.51      133.90      22,358.41         4,237.06
90324234    10,336.93       62.28      10,399.21         1,561.09
93314794     9,555.88       57.57       9,613.45         5,385.29
96321058    13,892.96       83.70      13,976.66         6,551.78

TOTALS    $205,090.92   $1,235.63    $206,326.55       $67,092.16
          ===========   =========    ===========       ==========